Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Structured Asset Securities
Corporation (as Depositor under the Trust Agreement, dated as of April 1, 2004, providing for the issuance of Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-9XS) as
reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
1-A1A
JP Morgan CBNA
39,250,000
37%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

Mellon Trust
66,614,000
63%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

1-A1B
JP Morgan CBNA
29,407,000
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

1-A2A
The Bank of New York
20,904,500
100%
One Wall Street
New York, NY 10286

1-A2B
JP Morgan CBNA
20,904,500
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

1-A3A
SSB&T CO
20,000,000
100%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

1-A3B
The Bank of New York
18,413,000
100%
One Wall Street
New York, NY 10286

1-A4A
SSB&T CO
30,000,000
98%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

1-A4B
The Bank of New York
15,946,000
100%
One Wall Street
New York, NY 10286

1-A4C
LaSalle Bank NA
7,500,000
100%
135 South LaSalle Street
Chicago, IL 60603

1-A4D
The Bank of New York
10,000,000
100%
One Wall Street
New York, NY 10286

1-A5
The Bank of New York
29,149,000
100%
One Wall Street
New York, NY 10286

1-A6
The Bank of New York
23,788,000
69%
One Wall Street
New York, NY 10286

Mellon Trust
10,000,000
29%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

1-M 1
US Bank NA
500,000
5%
1555 N. Rivercenter Drive, Suite 0300
Milwaukee, WI 53212

Mellon Trust
7,754,000
77%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

UMB BK, NA
1,450,000
14%
928 Grand Blvd.
Kansas City, MO 64106

1-M 2
Wells Fargo Bank NA
7,276,000
100%
733 Marquette Avenue
Minneapolis, MN 55479

2-A1
Citibank
105,000,000
95%
3800 Citibank Center B3-15
Tampa, FL 33610

2-M 1
LHMNGV/LBI
2,301,000
100%
70 Hudson Street
Jersey City, NJ 07302

2-M 2
LHMNGV/LBI
1,725,000
100%
70 Hudson Street
Jersey City, NJ 07302

M3
LHMNGV/LBI
4,790,000
100%
70 Hudson Street
Jersey City, NJ 07302